UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2021
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001609671
WFRBS Commercial Mortgage Trust 2014-C21
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001112998
RBS Commercial Funding Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000729153
NatWest Markets Plc (formerly known as The Royal Bank of Scotland plc)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541615
RBS Financial Products Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001555501
Liberty Island Group I LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541214
C-III Commercial Mortgage LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542105
Basis Real Estate Capital II, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001577313
National Cooperative Bank, N.A.
(Exact name of sponsor as specified in its charter)

New York	333-177891-08	38-3932250 38-3932251 38-3932252 38-7120249
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(203) 897-2700
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

Pursuant to Section 6.05(a) of the pooling and servicing agreement, dated as of August 1, 2014 (the “Pooling and Servicing Agreement”), among RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC (“CWCAM”), as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Computershare Trust Company, National Association, acting as an agent for Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, relating to the issuing entity known as WFRBS Commercial Mortgage Trust 2014-C21 (the “Issuing Entity”), effective as of December 9, 2021, CWCAM was removed as general special servicer and Greystone Servicing Company LLC (“Greystone”), a Delaware limited liability company, was appointed as the successor general special servicer. In its capacity as general special servicer, Greystone will be responsible for the servicing and administration of the Specially Serviced Mortgage Loans and REO Properties pursuant to the Pooling and Servicing Agreement (except with respect to any Non-Serviced Loan Combination), a copy of which was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on August 12, 2014.

Capitalized terms used, but not defined, in this Current Report on Form 8‑K have the meanings set forth in the Pooling and Servicing Agreement.

Greystone Servicing Company LLC

Effective as of December 9, 2021, Greystone has been named as the special servicer (in such capacity, the “Special Servicer”) of the Mortgage Loans pursuant to the Pooling and Servicing Agreement, and as of such effective date, has assumed all of the duties, responsibilities and liabilities of CWCAM. The principal place of business of Greystone is located at 419 Belle Air Lane, Warrenton, Virginia 20186, and the principal commercial mortgage special servicing offices of Greystone are located at 5221 N. O’Connor Boulevard, Suite 800, Irving, Texas 75039.

Greystone, which is a wholly owned subsidiary of Greystone Select Holdings LLC, a Delaware limited liability company (“Greystone Select”), which in turn is ultimately 51% owned and controlled by Stephen Rosenberg, as sole Trustee and Beneficiary of SR 2019 Revocable Trust*, provides primary and special loan servicing for third party portfolio owners, commercial mortgage-backed securities trusts, government agencies, collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”). [*Note: Greystone Select Incorporated, a Delaware corporation and indirect 100% owner of Greystone Select and Greystone Select Company II LLC (“Select II”), has contracted to sell a 40% minority interest in a Delaware limited liability company to be formed and named Cushman Wakefield Greystone LLC (the “JV Entity”) to Cushman & Wakefield of California, Inc., an affiliate of Cushman & Wakefield. The JV Entity will become the indirect 100% owner of Greystone Select and Select II.]

Greystone provides primary and special loan servicing for third party portfolio owners, commercial mortgage-backed securities trusts, government agencies, CDOs, and CLOs. Greystone provides primary servicing for its affiliates’ various lending platforms, governmental agencies and CLOs. Greystone has a primary servicer rating of CPS2+ from Fitch Ratings, Inc. (“Fitch”) and a rating of MOR CS2 from DBRS, Inc. (“DBRS Morningstar”). As a primary servicer, Greystone is also ranked “STRONG” by S&P Global Ratings (“S&P”). Greystone has a special servicer rating of CSS2+ from Fitch and a special servicing rating of MOR CS1 from DBRS Morningstar. Greystone is also on the S&P Select Servicer list as a U.S. Commercial Mortgage Special Servicer and is ranked “STRONG” by S&P.

As of October 31, 2021, Greystone was the named special servicer for approximately 86 transactions representing approximately 1,739 first mortgage loans, with an aggregate stated principal balance of approximately $22.4 billion. Of those 86 transactions, 68 are commercial mortgage-backed securities transactions representing approximately 918 first mortgage loans, with an aggregate stated principal balance of approximately $17.4 billion. The remaining eighteen transactions are made up of five CLOs, and twelve SBL Freddie Mac and one K-series Freddie Mac securitizations. The portfolio includes multifamily, office, retail, hospitality, industrial and other types of income-producing properties, located in the United States. With respect to such transactions as of such date, Greystone was administering approximately 89 assets with a stated principal balance of approximately $2.2 billion. Each of these specially serviced assets is serviced in accordance with the applicable procedures set forth in the related servicing agreement that governs the asset. Since 2002, and through October 31, 2021, Greystone (including C-III Asset Management LLC (“C-III”) and its predecessor entities, which was acquired by a Greystone affiliate as of January 1, 2020, and the assets of which were subsequently transferred to Greystone as of August 26, 2020) has resolved or participated in the resolution of 4,654 total assets, including multifamily, office, retail, hospitality, industrial and other types of income-producing properties, with an aggregate principal balance of approximately $57.7 billion.

Greystone has detailed policies, operating procedures and controls across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Greystone servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed and updated, as needed, annually. Greystone also has a formal disaster recovery and business continuity plan, which is reviewed annually. In the past three years there have not been any material changes to Greystone’s policies and procedures relating to the servicing function Greystone will perform under the Pooling and Servicing Agreement for assets of the same types as are included in this transaction.

Greystone will not have primary responsibility for custody services of original documents evidencing the Mortgage Loans or any Serviced Pari Passu Companion Loans. Greystone may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular Mortgage Loans, or Serviced Pari Passu Companion Loans, or otherwise. To the extent that Greystone has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the Pooling and Servicing Agreement and the Servicing Standard.

There are, to the current actual knowledge of Greystone, no special or unique factors of a material nature involved in special servicing the particular types of assets governed by the Pooling and Servicing Agreement, and Greystone’s processes and procedures for the special servicing of such assets do not materially differ from the processes and procedures employed by Greystone in connection with special servicing of commercial mortgage–backed securitization pools generally.

Greystone has not been the subject of a servicer event of default or servicer termination event in any securitization transaction involving commercial or multifamily mortgage loans in which Greystone was acting as special servicer as a result of any action or inaction of Greystone as special servicer, including as a result of Greystone’s failure to comply with the applicable servicing criteria in connection with any securitization transaction.  Greystone does not believe that its financial condition will have any adverse effect on the performance of its duties under the Pooling and Servicing Agreement, and therefore Greystone believes its financial condition will not have a material impact on pool performance or performance of the Certificates.

Greystone (including C-III and its predecessor entities as described above) has acted as a special servicer for commercial and multifamily mortgage loans in commercial mortgage-backed securities transactions since 2002. The table below contains information on the aggregate balances as of the respective calendar year ends of the portfolio of specially serviced commercial and multifamily mortgage loans and REO properties that were serviced by Greystone and its predecessors as special servicer in commercial mortgage-backed securities transactions from 2018 through October 31, 2021.

Portfolio Size – CMBS Special Servicing      2018                       2019                       2020                       10/31/2021

Total .......................                                               $3.7 billion            $2.6 billion            $3.6 billion            $2.2 billion

Greystone may enter into one or more arrangements with a Majority Subordinate Certificateholder, the Subordinate Class Representative, a Companion Loan Holder or any person with the right to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer’s compensation in consideration of, among other things, Greystone’s appointment as Special Servicer under the Pooling and Servicing Agreement and/or any related Intercreditor Agreement.

Greystone does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer. In certain instances, Greystone may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

Greystone occasionally engages consultants to perform property inspections on a property and its local market. It currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction.

From time to time, Greystone is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Greystone does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the Pooling and Servicing Agreement. There are currently no legal proceedings pending against Greystone, or to which any property of Greystone is subject, that are material to the Certificateholders, and Greystone has no actual knowledge of any proceedings contemplated by governmental authorities.

Greystone is not an affiliate of the Depositor, the General Master Servicer, the NCB Master Servicer, the NCB Co-Op Special Servicer, the Certificate Administrator, the Trust Advisor, the Trustee, any originator, or any other material party related to the transaction. Greystone Investment Capital LLC (“Greystone IC”) and/or an affiliate thereof, which are affiliates of Greystone, and/or accounts managed by either of them, has acquired or expects to acquire and retain the entire outstanding certificate balance of the Class F and Class G Certificates.  Greystone IC is indirectly owned by Select II* [See Note above].  The Majority Subordinate Certificateholder has named Greystone as the Subordinate Class Representative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBS Commercial Funding Inc.
(Depositor)

/s/ Simcha Herzog
Simcha Herzog, President

Date:  December 9, 2021